                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  August 1, 2006


                       WARRIOR ENERGY SERVICES CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                0-18754                       11-2904094
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission                  (IRS Employer
of incorporation)                     File Number)           Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (662) 329-1047

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         |_|    Written communications pursuant to Rule 425 under the Securities
                Act

         |_|    Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                            SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS

         On August 1, 2006, we issued a press release announcing a conference call to discuss our second quarter 2006 financial results. The text of the press release is attached as an exhibit to this current report.


                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial statements of businesses acquired.

                Not applicable.

         (b)    Pro forma financial information.

                Not applicable.

         (c)    Exhibits.

                     99.1 Press Release dated August 1, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WARRIOR ENERGY SERVICES CORPORATION


Dated: August 1, 2006            By: /s/ William L. Jenkins
                                     ------------------------------------------
                                     William L. Jenkins, President

                                INDEX TO EXHIBITS


         99.1  Press Release dated August 1, 2006.